UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 2, 2013

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code  609-452-8550

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 2, 2013 Covance Inc. (the “Company”) entered into a Note Purchase Agreement with the purchasers party thereto (the “Note Purchase Agreement”).  The terms of the Note Purchase Agreement provide that the Company will issue $250,000,000 aggregate principal amount of Senior Notes in four series:  (i) $15,000,000 3.25% Senior Notes, Series 2013A, due November 15, 2018; (ii) $50,000,000 3.90% Senior Notes, Series 2013B, due November 15, 2020, (iii) $90,000,000 4.50% Senior Notes, Series 2013C, due November 15, 2023, and (iv) $95,000,000 4.65% Senior Notes, Series 2013D, due November 15, 2025.  The terms of the Note Purchase Agreement provide that, subject to satisfaction of certain conditions stated in the Note Purchase Agreement, the Company will issue the Senior Notes on or about November 15, 2013.  The Senior Notes will be guaranteed by certain of the Company’s domestic subsidiaries and will be secured by a pledge of 65 percent of the capital stock of certain of the Company’s foreign subsidiaries.  The Note Purchase Agreement contains financial and other covenants by which the Company is bound.

In connection with the Note Purchase Agreement, on October 2, 2013 the Company entered into a Second Amendment to the Second Amended and Restated Credit Agreement with the PNC Bank, National Association, as agent (the “Agent”), and the banks named therein (the “Second Amendment”).  The Second Amendment amends certain terms of the Company’s existing Second Amended and Restated Credit Agreement dated as of March 7, 2012 with the Agent, and the banks named therein (the “Credit Agreement”), to account for the issuance of the Senior Notes and to conform certain terms in the Credit Agreement with those in the Note Purchase Agreement.

The forgoing description is qualified in its entirety by the Note Purchase Agreement and the Second Amendment, each of which is filed as an Exhibit to this Current Report on Form 8-K and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

10.1                        Note Purchase Agreement dated October 2, 2013 between Covance Inc. and the purchasers named therein.

10.2                        Second Amendment dated October 2, 2013 to the Second Amended and Restated Credit Agreement dated March 7, 2012 with PNC Bank, National Association, as agent, and the banks named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: October 8, 2013	/s/ Alison A. Cornell
	Name:	Alison A. Cornell
	Title:	Corporate Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Note Purchase Agreement dated October 2, 2013 between Covance Inc. and the companies named therein.

10.2	Second Amendment dated October 2, 2013 to the Second Amended and Restated Credit Agreement dated March 7, 2012 with PNC Bank, National Association, as agent, and the banks named therein.